                        DVI RECEIVABLES XI, L.L.C. 2000-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE DECEMBER 14, 2000


I.    RECONCILIATION OF COLLECTION ACCOUNT:

           End of Period Collection Account Balance as of Prior Payment Date:                                         566,669.06
           Available Funds:
                     Contract Payments due and received in this period                                              5,392,625.34
                     Contract Payments due in prior period(s) and received in this period                             591,749.04
                     Contract Payments received in this period for next period                                         99,604.32
                     Sales, Use and Property Tax, Maintenance, Late Charges                                           145,142.44
                     Prepayment Amounts related to early termination in this period                                   356,840.36
                     Servicer Advance                                                                                 946,924.42
                     Proceeds received from recoveries on previously Defaulted Contracts                                    0.00
                     Transfer from Reserve Account                                                                     15,438.61
                     Interest earned on Collection Account                                                             35,209.40
                     Interest earned on Affiliated Account                                                              7,107.77
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                         Agreement Section 5.03                                                                             0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                         (Substituted contract < Predecessor contract)                                                      0.00
                     Amounts paid under insurance policies                                                                  0.00
                     Any other amounts                                                                                      0.00

                                                                                                                   --------------
           Total Available Funds                                                                                    8,157,310.76
           Less: Amounts to be Retained in Collection Account                                                         438,951.45
                                                                                                                   --------------
           AMOUNT TO BE DISTRIBUTED                                                                                 7,718,359.31
                                                                                                                   ==============


           DISTRIBUTION OF FUNDS:

                     1.      To Trustee -  Fees                                                                             0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                                   Servicer Advances                                                                  591,749.04
                     3.      To Noteholders (For Servicer Report immediately following the
                                   Final Additional Closing Date)

                                    a) Class A1 Principal and Interest                                              4,569,294.98
                                    a) Class A2 Principal (distributed after A1 Note
                                         matures) and Interest                                                        236,112.50
                                    a) Class A3 Principal (distributed after A2 Note
                                         matures) and Interest                                                        522,208.34
                                    a) Class A4 Principal (distributed after A3 Note
                                         matures) and Interest                                                        619,968.75
                                    b) Class B Principal and Interest                                                 102,058.25
                                    c) Class C Principal and Interest                                                 204,777.87
                                    d) Class D Principal and Interest                                                 138,614.31
                                    e) Class E Principal and Interest                                                 186,043.16

                     4.      To Reserve Account for Requirement per Indenture Agreement
                                   Section 3.08                                                                             0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve
                                   Account Distribution
                                    a) Residual Interest (Provided no Restricting or
                                             Amortization Event in effect)                                             93,084.31
                                    b) Residual Principal (Provided no Restricting or
                                             Amortization Event in effect)                                            153,301.63
                                    c) Reserve Account Distribution (Provided no Restricting
                                             or Amortization Event in effect)                                          15,438.61
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                                   Earned and Any Other Amounts                                                       187,459.61
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                              98,247.95
                                                                                                                   --------------
           TOTAL FUNDS DISTRIBUTED                                                                                  7,718,359.31
                                                                                                                   ==============

           End of Period Collection Account Balance {Includes Payments in Advance & Restricting                    --------------
                Event Funds (if any)}                                                                                 438,951.45
                                                                                                                   ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                  $2,925,289.09
            - Add Investment Earnings                                                                                  15,438.61
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                0.00
            - Less Distribution to Certificate Account                                                                 15,438.61
                                                                                                                   --------------
End of period balance                                                                                              $2,925,289.09
                                                                                                                   ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $2,925,289.09
                                                                                                                   ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE DECEMBER 14, 2000

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                           Pool A                                         162,592,082.41
                           Pool B                                          67,962,662.98
                                                                          ---------------
                                                                                                   230,554,745.39

Class A Overdue Interest, if any                                                    0.00
Class A Monthly Interest - Pool A                                           1,023,090.11
Class A Monthly Interest - Pool B                                             427,646.46

Class A Overdue Principal, if any                                                   0.00
Class A Monthly Principal - Pool A                                          2,737,457.19
Class A Monthly Principal - Pool B                                          1,759,390.81
                                                                          ---------------
                                                                                                     4,496,848.00

Ending Principal Balance of the Class A Notes

                           Pool A                                         159,854,625.22
                           Pool B                                          66,203,272.17
                                                                          ---------------
                                                                                                  ----------------
                                                                                                   226,057,897.39
                                                                                                  ================

----------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                 Ending Principal
Original Face $257,425,000                    Original Face $257,425,000                                Balance Factor
        $ 5.635570                                   $ 17.468575                                          87.815052%
----------------------------------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                           Class A1                                   12,929,745.39
                           Class A2                                   39,000,000.00
                           Class A3                                   83,000,000.00
                           Class A4                                   95,625,000.00

                                                                     ---------------

Class A Monthly Interest                                                                        230,554,745.39
                           Class A1 (Actual Number Days/360)              72,446.98
                           Class A2                                      236,112.50
                           Class A3                                      522,208.34
                           Class A4                                      619,968.75

                                                                     ---------------

Class A Monthly Principal

                           Class A1                                    4,496,848.00
                           Class A2                                            0.00
                           Class A3                                            0.00
                           Class A4                                            0.00

                                                                     ---------------
                                                                                                  4,496,848.00

Ending Principal Balance of the Class A Notes

                           Class A1                                    8,432,897.39
                           Class A2                                   39,000,000.00
                           Class A3                                   83,000,000.00
                           Class A4                                   95,625,000.00

                                                                     ---------------
                                                                                              -----------------
                                                                                                226,057,897.39
                                                                                              =================

Class A1
----------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                 Ending Principal
Original Face $39,800,000                     Original Face $39,800,000                                 Balance Factor
       $ 1.820276                                    $ 112.986131                                         21.188184%
----------------------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE DECEMBER 14, 2000

V.   CLASS B NOTE PRINCIPAL BALANCE


           Beginning Principal Balance of the Class B Notes

                                           Pool A                       2,770,815.81
                                           Pool B                       1,158,168.49
                                                                       --------------
                                                                                              3,928,984.30

           Class B Overdue Interest, if any                                     0.00
           Class B Monthly Interest - Pool A                               17,917.94
           Class B Monthly Interest - Pool B                                7,489.49
           Class B Overdue Principal, if any                                    0.00
           Class B Monthly Principal - Pool A                              46,661.20
           Class B Monthly Principal - Pool B                              29,989.62
                                                                       --------------
                                                                                                 76,650.82

           Ending Principal Balance of the Class B Notes

                                           Pool A                       2,724,154.61
                                           Pool B                       1,128,178.87
                                                                       --------------
                                                                                             --------------
                                                                                              3,852,333.48
                                                                                             ==============

           ----------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
           Original Face $4,387,000                  Original Face $4,387,000                          Balance Factor
                  $ 5.791527                              $ 17.472264                                    87.812480%
           ----------------------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes

                                           Pool A                     5,542,322.81
                                           Pool B                     2,316,645.78
                                                                     --------------
                                                                                           7,858,968.59

           Class C Overdue Interest, if any                                   0.00
           Class C Monthly Interest - Pool A                             36,302.21
           Class C Monthly Interest - Pool B                             15,174.03
           Class C Overdue Principal, if any                                  0.00
           Class C Monthly Principal - Pool A                            93,322.40
           Class C Monthly Principal - Pool B                            59,979.23
                                                                     --------------
                                                                                             153,301.63

           Ending Principal Balance of the Class C Notes

                                           Pool A                     5,449,000.41
                                           Pool B                     2,256,666.55
                                                                     --------------
                                                                                          --------------
                                                                                           7,705,666.96
                                                                                          ==============

           ----------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
           Original Face $8,775,000                  Original Face $8,775,000                          Balance Factor
                  $ 5.866238                              $ 17.470271                                    87.813868%
           ----------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT

                     FOR THE PAYMENT DATE DECEMBER 14, 2000

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes

                                 Pool A                     3,694,881.87
                                 Pool B                     1,544,430.52
                                                           --------------
                                                                                  5,239,312.39

Class D Overdue Interest, if any                                    0.00
Class D Monthly Interest - Pool A                              25,679.43
Class D Monthly Interest - Pool B                              10,733.79
Class D Overdue Principal, if any                                   0.00
Class D Monthly Principal - Pool A                             62,214.94
Class D Monthly Principal - Pool B                             39,986.15
                                                           --------------
                                                                                    102,201.09

Ending Principal Balance of the Class D Notes

                                 Pool A                     3,632,666.93
                                 Pool B                     1,504,444.37
                                                           --------------
                                                                                 --------------
                                                                                  5,137,111.30
                                                                                 ==============

-----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                   Principal Paid Per $1,000                          Ending Principal
Original Face $5,850,000                   Original Face $5,850,000                           Balance Factor
        $ 6.224482                               $ 17.470272                                    87.813868%
-----------------------------------------------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes

                                 Pool A                            4,618,947.96
                                 Pool B                            1,930,692.56
                                                                  --------------
                                                                                       6,549,640.52

Class E Overdue Interest, if any                                           0.00
Class E Monthly Interest - Pool A                                     41,108.64
Class E Monthly Interest - Pool B                                     17,183.16
Class E Overdue Principal, if any                                          0.00
Class E Monthly Principal - Pool A                                    77,768.67
Class E Monthly Principal - Pool B                                    49,982.69
                                                                  --------------
                                                                                         127,751.36

Ending Principal Balance of the Class E Notes

                                 Pool A                            4,541,179.29
                                 Pool B                            1,880,709.87
                                                                  --------------
                                                                                      --------------
                                                                                       6,421,889.16
                                                                                      ==============


-----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                   Principal Paid Per $1,000                          Ending Principal
Original Face $7,313,000                   Original Face $7,313,000                           Balance Factor
      $ 7.970983                                 $ 17.469077                                     87.814702%
-----------------------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE DECEMBER 14, 2000

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance

                                           Pool A                                          5,545,025.00
                                           Pool B                                          2,317,853.02
                                                                                         ---------------
                                                                                                                 7,862,878.02

           Residual Interest - Pool A                                                         67,338.03
           Residual Interest - Pool B                                                         25,746.28
           Residual Principal - Pool A                                                        93,322.40
           Residual Principal - Pool B                                                        59,979.23
                                                                                         ---------------
                                                                                                                   153,301.63

           Ending Residual Principal Balance

                                           Pool A                                          5,451,702.60
                                           Pool B                                          2,257,873.79
                                                                                         ---------------
                                                                                                                --------------
                                                                                                                 7,709,576.39
                                                                                                                ==============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                        98,247.95
            - Servicer Advances reimbursement                                                                      591,749.04
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                      187,459.61
                                                                                                                --------------
           Total amounts due to Servicer                                                                           877,456.60
                                                                                                                ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE DECEMBER 14, 2000


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                      184,764,075.84

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                         0.00

  Decline in Aggregate Discounted Contract Balance                                                                     3,110,746.81
                                                                                                                    ---------------
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     ending of the related Collection Period                                                                         181,653,329.03
                                                                                                                    ===============

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                               2,850,629.81

      - Principal portion of Prepayment Amounts                                                       260,117.00

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                   0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                         0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                              0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                       0.00

                                                                                                   -------------
                                       Total Decline in Aggregate Discounted Contract Balance       3,110,746.81
                                                                                                   =============


POOL B

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                       77,230,453.35

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                         0.00

  Decline in Aggregate Discounted Contract Balance                                                                     1,999,307.73
                                                                                                                    ---------------
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     ending of the related Collection Period                                                                          75,231,145.62
                                                                                                                    ===============

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                               1,889,526.31

      - Principal portion of Prepayment Amounts                                                       109,781.42

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                   0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                         0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                              0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                       0.00

                                                                                                   -------------
                                       Total Decline in Aggregate Discounted Contract Balance       1,999,307.73
                                                                                                   =============
                                                                                                                    ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    256,884,474.65
                                                                                                                    ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT

                     FOR THE PAYMENT DATE DECEMBER 14, 2000

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                                Predecessor
                                                                                    Discounted       Predecessor    Discounted
              Lease #                Lessee Name                                    Present Value    Lease #        Present Value
              -----------------------------------------------------------------     -------------    -----------    ----------------
                                     NONE

                                                                                    -------------                   ----------------
                                                                                    Totals: $0.00                             $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $202,195,615.75
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                                $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
     YES       [ ]                 NO        [X]


              POOL B                                                                                                Predecessor
                                                                                    Discounted       Predecessor    Discounted
              Lease #                Lessee Name                                    Present Value    Lease #        Present Value
              -----------------------------------------------------------------     -------------    -----------    ---------------
                                     NONE

                                                                                    -------------                   ---------------
                                                                                    Totals: $0.00                             $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                     $ 90,333,293.68
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                    RATING AGENCY APPROVES)                                                                                    0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS
              BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
     & Servicing Agreement Section 7.02                                                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
     YES       [ ]                 NO        [X]

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT

                     FOR THE PAYMENT DATE DECEMBER 14, 2000

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                               Predecessor
                                                                                    Discounted       Predecessor    Discounted
              Lease #           Lessee Name                                         Present Value    Lease #        Present Value
              -----------------------------------------------------------------     -------------    -----------    ----------------
                                None

                                                                                    -------------                   ----------------
                                                                                    Totals: $0.00                             $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $202,195,615.75
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
     YES       [ ]                 NO        [X]


              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                                                    Discounted       Predecessor    Discounted
              Lease #           Lessee Name                                         Present Value    Lease #        Present Value
              -----------------------------------------------------------------     -------------    -----------    ----------------
                                None

                                                                                    -------------                   ----------------
                                                                                    Totals: $0.00                             $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                     $ 90,333,293.68
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
     YES       [ ]                 NO        [X]

                       DVI RECEIVABLES XI L.L.C. 2000-1
                               SERVICER REPORT
                    FOR THE PAYMENT DATE DECEMBER 14, 2000

XV. Pool Performance Measurements

1.           AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
     This Month                         3,766,075.88             This Month                      256,884,474.65
     1 Month Prior                      3,837,429.86             1 Month Prior                   261,994,529.19
     2 Months Prior                     1,014,611.11             2 Months Prior                  267,417,370.06

     Total                              8,618,116.85             Total                           786,296,373.90

     a) 3 MONTH AVERAGE                 2,872,705.62             b) 3 MONTH AVERAGE              262,098,791.30

     c) a/b                                    1.10%

2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                   Yes__________     No____X_____
3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                         Yes__________     No____X_____
     B. An Indenture Event of Default has occurred and is then continuing?                         Yes__________     No____X_____

4.   Has a Servicer Event of Default occurred?
                                                                                                   Yes__________     No____X_____
5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                              Yes__________     No____X_____
     B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                                        Yes__________     No____X_____
     C. As of any Determination date, the sum of all defaulted contracts since
        the Closing date exceeds 6% of the ADCB on the Closing Date?                               Yes__________     No____X_____

6.   Aggregate Discounted Contract Balance at Closing Date                              Balance  $270,243,724.70
                                                                                                 ---------------

DELINQUENT LEASE SUMMARY

     Days Past Due          Current Pool Balance          # Leases
     -------------          --------------------          --------
           31 - 60                 10,803,886.19                61
           61 - 90                    623,822.87                12
          91 - 180                  3,766,075.88                18


     Approved By:
     Lisa J. Cruikshank
     Vice President